Exhibit 23.2

                       Consent of Independent Accountants


PricewaterhouseCoopers LLP

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 33-55345, 33-58193, 333-24337, 333-26049,
333-26151, 333-41246, 333-61975, 333-61983, 333-91879, 333-95693, 333-60480,
333-82926 and 333-87128) and Form S-3 (Nos. 333-41244, 333-57082, and
333-100302) of Corning Incorporated of our report dated January 21, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/PricewaterhouseCoopers LLP


New York, New York
February 19, 2003